                                  Exhibit 99.2

                            Joint Filer Information

                                  (continued)

Name of Joint Filer:                    THL Equity Fund VI Investors (Ceridian)
                                        V, LLC

Address of Joint Filer:                 c/o Thomas H. Lee Partners, L.P.
                                        100 Federal Street, 35th Floor
                                        Boston, MA  02110

Relationship of Joint Filer to Issuer:  10% Owner
                                        Director

Issuer Name and Ticker or Trading
Symbol:                                 Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):        November 16, 2018

Designated Filer:                       Thomas H. Lee Advisors, LLC

Signature:

THL EQUITY FUND VI INVESTORS (CERIDIAN) V, LLC
By: THL Equity Advisors VI, LLC, its Manager
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By: /s/ Charles P. Holden
   -----------------------------------
    Name: Charles P. Holden
    Title: Managing Director

Dated: November 20, 2018

                                  Exhibit 99.2

                            Joint Filer Information

                                  (continued)

Name of Joint Filer:                    THL Equity Fund VI Investors (Ceridian)
                                        VI, LP

Address of Joint Filer:                 c/o Thomas H. Lee Partners, L.P.
                                        100 Federal Street, 35th Floor
                                        Boston, MA  02110

Relationship of Joint Filer to Issuer:  10% Owner
                                        Director

Issuer Name and Ticker or Trading
Symbol:                                 Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):        November 16, 2018

Designated Filer:                       Thomas H. Lee Advisors, LLC

Signature:

THL EQUITY FUND VI INVESTORS (CERIDIAN) VI, LP
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By: /s/ Charles P. Holden
    --------------------------------
    Name: Charles P. Holden
    Title:  Managing Director

Dated: November 20, 2018

                                  Exhibit 99.2

                            Joint Filer Information

                                  (continued)

Name of Joint Filer:                    THL Coinvestment Partners, L.P.

Address of Joint Filer:                 c/o Thomas H. Lee Partners, L.P.
                                        100 Federal Street, 35th Floor
                                        Boston, MA  02110

Relationship of Joint Filer to Issuer:  10% Owner
                                        Director

Issuer Name and Ticker or Trading
Symbol:                                 Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):        November 16, 2018

Designated Filer:                       Thomas H. Lee Advisors, LLC

Signature:

THL COINVESTMENT PARTNERS, L.P.
By: Thomas H. Lee Partners, L.P., its General Partner
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By: /s/ Charles P. Holden
    -------------------------------
    Name: Charles P. Holden
    Title:  Managing Director

Dated:  November 20, 2018

                                  Exhibit 99.2

                            Joint Filer Information

                                  (continued)

Name of Joint Filer:                    THL Operating Partners, L.P.

Address of Joint Filer:                 c/o Thomas H. Lee Partners, L.P.
                                        100 Federal Street, 35th Floor
                                        Boston, MA  02110

Relationship of Joint Filer to Issuer:  10% Owner
                                        Director

Issuer Name and Ticker or Trading
Symbol:                                 Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):        November 16, 2018

Designated Filer:                       Thomas H. Lee Advisors, LLC

Signature:

THL OPERATING PARTNERS, L.P.
By: Thomas H. Lee Partners, L.P., its General Partner
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By: /s/ Charles P. Holden
    -----------------------------------
    Name: Charles P. Holden
    Title:  Managing Director

Dated:  November 20, 2018

                                  Exhibit 99.2

                            Joint Filer Information

Name of Joint Filer:                    Great-West Investors, LP

Address of Joint Filer:                 c/o Thomas H. Lee Partners, L.P.
                                         100 Federal Street, 35th Floor
                                        Boston, MA  02110

Relationship of Joint Filer to Issuer:  10% Owner
                                        Director

Issuer Name and Ticker or Trading
Symbol:                                 Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):        November 16, 2018

Designated Filer:                       Thomas H. Lee Advisors, LLC

Signature:

GREAT-WEST INVESTORS, LP
By: Thomas H. Lee Advisors, LLC, its Attorney-in-Fact
By: THL Holdco, LLC, its Managing Member

By: /s/ Charles P. Holden
    -----------------------------------
    Name: Charles P. Holden
    Title:  Managing Director

Dated:  November 20, 2018

                                  Exhibit 99.2

                            Joint Filer Information

                                  (continued)

Name of Joint Filer:                    Putnam Investments Employees' Securities
                                        Company III, LLC

Address of Joint Filer:                 c/o Thomas H. Lee Partners, L.P.
                                        100 Federal Street, 35th Floor
                                        Boston, MA  02110

Relationship of Joint Filer to Issuer:  10% Owner
                                        Director

Issuer Name and Ticker or Trading
Symbol:                                 Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):        November 16, 2018

Designated Filer:                       Thomas H. Lee Advisors, LLC

Signature:

PUTNAM INVESTMENTS EMPLOYEES' SECURITIES COMPANY III, LLC
By: Putnam Investment Holdings, LLC, its Managing Member
By: Putnam Investments, LLC, its Managing Member
By: Thomas H. Lee Advisors, LLC, its Attorney-in-Fact
By: THL Holdco, LLC, its Managing Member

By: /s/ Charles P. Holden
    -----------------------------------
    Name: Charles P. Holden
    Title:  Managing Director

Dated: November 20, 2018

                                  Exhibit 99.2

                            Joint Filer Information

                                  (continued)

Name of Joint Filer:                    Thomas M. Hagerty

Address of Joint Filer:                 c/o Thomas H. Lee Partners, L.P.
                                        100 Federal Street, 35th Floor
                                        Boston, MA  02110

Relationship of Joint Filer to Issuer:  Director

Issuer Name and Ticker or Trading
Symbol:                                 Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):        November 16, 2018

Designated Filer:                       Thomas H. Lee Advisors, LLC

Signature:

   /s/ Thomas M. Hagerty
   -------------------------------
       Thomas M.  Hagerty

Dated:  November 20, 2018

                                  Exhibit 99.2

                            Joint Filer Information

                                  (continued)

Name of Joint Filer:                    Gnaneshwar B. Rao

Address of Joint Filer:                 c/o Thomas H. Lee Partners, L.P.
                                        100 Federal Street, 35th Floor
                                        Boston, MA  02110

Relationship of Joint Filer to Issuer:  Director

Issuer Name and Ticker or Trading
Symbol:                                 Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):        November 16, 2018

Designated Filer:                       Thomas H. Lee Advisors, LLC

Signature:

/s/ Gnaneshwar B. Rao
--------------------------------
Gnaneshwar B. Rao

Dated: November 20, 2018